Exhibit 99.4

Vistra Energy Prices Upsized Private Offering of $1.3 Billion of Senior Notes;

Announces Cash Tender Offer

IRVING, Texas, June 6, 2019 — Vistra Energy Corp. (NYSE: VST) (the “Company” or “Vistra Energy”) announced today the pricing of an upsized private offering (the “Offering”) of $1.3 billion aggregate principal amount of senior notes due 2027 (the “New 2027 Notes”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in accordance with Regulation S under the Securities Act. The New 2027 Notes will be senior, unsecured obligations of Vistra Operations Company LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of the Company (the “Issuer”). The New 2027 Notes will bear interest at the rate of 5.00% per annum and will be fully and unconditionally guaranteed by certain of the Issuer’s current and future subsidiaries. The Offering is expected to close on June 21, 2019, subject to customary closing conditions. The purpose of the Offering is (i) to purchase and/or redeem for cash (a) any and all outstanding 2022 Notes (as defined below) and (b) a portion of outstanding 2024 Notes (as defined below) up to the 2024 Maximum Tender Amount (as defined below), (ii) to pay fees and expenses related to the Offering and incurred in connection with the Tender Offers (as defined below) and/or redemption and (iii) for general corporate purposes. The New 2027 Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

The Company also announced today that it is commencing cash tender offers (the “Tender Offers”) to purchase (i) any and all of its outstanding principal amount of 7.375% Senior Notes due 2022 issued by Dynegy Inc. (“Dynegy”), as predecessor to Vistra Energy (the “2022 Notes”), and (ii) up to $760,000,000 (subject to increase or decrease by the Company, the “2024 Maximum Tender Amount”) of its outstanding 7.625% Senior Notes due 2024 issued by Dynegy, as predecessor to Vistra Energy (the “2024 Notes” and together with the 2022 Notes, the “Notes”).

The price offered in the Tender Offers and other information relating to the Tender Offers are set forth in the table below.

				Aggregate Principal Amount Tender Cap	Dollars per $1,000 Principal Amount of Notes
Issuer (1)	Title of Notes	CUSIP Number	Aggregate Principal Amount Outstanding		Tender Offer Consideration (2)	Early Tender Premium (3)	Total Consideration (2)
Vistra Energy Corp.	2022 Notes	26817RAN8	$479,403,000	N/A	$1,009.00	$30.00	$1,039.00
Vistra Energy Corp.	2024 Notes	26817RAP3	$1,147,075,000	$760,000,000	$1,025.00	$30.00	$1,055.00

(1)	Vistra Energy Corp. is successor in interest to Dynegy Inc. as a result of their merger, which closed on April 9, 2018.
(2)	Excludes accrued and unpaid interest, which will be paid in addition to the Tender Offer Consideration or the Total Consideration, as applicable.

Vistra Energy - Press Release

June 6, 2019, Page 2

The Tender Offers are being made upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 6, 2019 (as the same may be amended or supplemented from time to time, the “Offer to Purchase”), including the applicable Financing Condition (as defined below) and in the related Letter of Transmittal (as the same may be amended or supplemented from time to time, the “Letter of Transmittal” and, together with the Offer to Purchase, the “Tender Offer Materials”). The Tender Offers are open to all registered Holders of the Notes. The Company reserves the right, but is under no obligation, to increase the 2024 Maximum Tender Amount, without extending withdrawal rights except as required by law. The amount of 2024 Notes to be purchased may be prorated as set forth in the Offer to Purchase.

Subject to the terms and conditions of the Tender Offers, each Holder who validly tenders and does not subsequently validly withdraw its Notes at or prior to 5:00 p.m., New York City time, on June 19, 2019 (the “Early Tender Date”) will be entitled to receive the Total Consideration (as set forth in the table above), plus accrued and unpaid interest up to, but not including, the Early Settlement Date (as defined below) if and when such Notes are accepted for payment. Holders who validly tender their Notes after the Early Tender Date but at or prior to midnight, New York City time, on July 3, 2019, or such other date as the Company extends the Tender Offers (such date and time, as it may be extended, the “Expiration Date”) will be entitled to receive only tender offer consideration (the “Tender Offer Consideration”) equal to the Total Consideration less the Early Tender Premium (as set forth in the table above), plus accrued and unpaid interest up to, but not including, the applicable settlement date, if and when such Notes are accepted for payment.

Payments for the Notes purchased will include accrued and unpaid interest from and including the last interest payment date applicable to the relevant series of Notes up to, but not including, the applicable settlement date for such Notes accepted for purchase. The settlement date for the Notes that are validly tendered on or prior to the Early Tender Date is expected to be June 21, 2019, two business days following the scheduled Early Tender Date (the “Early Settlement Date”). The settlement date for the Notes that are validly tendered following the Early Tender Date but on or prior to the Expiration Date is expected to be July 5, 2019, one business day following the scheduled Expiration Date (the “Final Settlement Date”).

Vistra Energy’s obligation to accept for purchase, and to pay for, the Notes validly tendered pursuant to the Tender Offers is subject to, and conditioned upon, among other things, with respect to the 2022 Notes, the receipt by the Company of gross proceeds of at least $500 million from the Offering, and with respect to the 2024 Notes, the receipt by the Company of gross proceeds of at least $1.3 billion (each on terms and conditions satisfactory to the Company, each a “Financing Condition”). We expect to use the net proceeds from the Offering to finance our payments of the Tender Offer Consideration and the Total Consideration, as applicable, and any fees payable in connection with the Tender Offers, subsequent to the date hereof and on or prior to the Final Settlement Date.

The Company’s obligation to consummate the Tender Offers is subject to the applicable Financing Condition and the General Conditions (as defined in the Offer to Purchase). The Tender Offers are not contingent upon the tender of any minimum principal amount of Notes.

The Company also intends to issue a conditional notice of redemption for all outstanding 2022 Notes that are not accepted for purchase in the Tender Offer (the “2022 Notes Conditional Redemption Notice”) and a conditional notice of redemption for a portion of the 2024 Notes up to an aggregate principal amount (the “Available Redemption Amount”) that, when taken together with such aggregate principal amount of 2024 Notes that are validly tendered and accepted for payment in the Tender Offer, is equal to, but not in excess of, the 2024 Maximum Tender Amount (the

Vistra Energy - Press Release

June 6, 2019, Page 3

“2024 Notes Conditional Redemption Notice”). The 2022 Note Conditional Redemption Notice will be conditioned upon, among other things, the satisfaction of the applicable Financing Condition, and will provide that if the conditions to the Tender Offers are satisfied but less than all of the outstanding 2022 Notes are purchased in the applicable Tender Offer, the Company will redeem, under and pursuant to the indenture governing the 2022 Notes, all outstanding 2022 Notes (the “2022 Notes Redemption”). The 2024 Notes Conditional Redemption Notice will be conditioned upon, among other things, the satisfaction of the applicable Financing Condition, and will provide that if the conditions to the Tender Offers are satisfied, the Company will redeem, under and pursuant to the indenture governing the 2024 Notes, certain outstanding 2024 Notes up to the Available Redemption Amount (the “2024 Notes Redemption” and, together with the 2022 Notes Redemption, the “Redemptions”). If the conditions to the Redemptions are satisfied, we expect that the Redemptions would occur on or about July 8, 2019 (the “Redemption Date”) at the then-applicable redemption price of 103.688% of the principal amount of Notes redeemed (excluding accrued and unpaid interest, if any, to but excluding the Redemption Date) for the 2022 Notes and at a redemption price equal to 100% of the principal amount of Notes redeemed, plus the Applicable Premium (as defined in the indenture governing the 2024 Notes) as of the Redemption Date, and accrued and unpaid interest, if any, to but excluding the Redemption Date for the 2024 Notes. In the event that the conditions specified in the 2022 Notes Conditional Redemption Notice and the 2024 Notes Conditional Redemption Notice are not satisfied, the 2022 Notes Redemption and the 2024 Notes Redemption, respectively, will not occur.

Vistra Energy has retained Goldman Sachs & Co. LLC to serve as the Lead Dealer Manager for the Tender Offers. Global Bondholder Services Corporation has been retained to serve as the Depositary and Information Agent for the Tender Offers. Questions regarding the Tender Offers may be directed to Goldman Sachs & Co. LLC at 200 West Street, New York, New York 10282, (800) 828-3182. Requests for the Tender Offer Materials may be directed to Global Bondholder Services Corporation at 65 Broadway – Suite 404, New York, New York 10006, Attn: Corporate Actions, (212) 430-3774 (for banks and brokers) or (866) 470-3900 (for all others).

Vistra Energy is making the Tender Offers only by, and pursuant to, the terms of the Tender Offer Materials. None of Vistra Energy, the Lead Dealer Manager, or the Depositary and Information Agent make any recommendation as to whether Holders should tender or refrain from tendering their Notes. Holders must consult their own investment and tax advisors and make their own decisions as to whether to tender their Notes and, if so, the principal amount of the Notes to tender. The Tender Offers are not being made to holders of the Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Tender Offers to be made by a licensed broker or dealer, the Tender Offers will be deemed to be made on behalf of Vistra Energy by the Lead Dealer Manager, or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

This press release does not constitute an offer to purchase securities or a solicitation of an offer to sell any securities or an offer to sell or the solicitation of an offer to purchase any new securities, including in connection with the applicable Financing Condition, nor does it constitute an offer or solicitation in any jurisdiction in which such offer or solicitation is unlawful. Capitalized terms used in this press release but not otherwise defined herein have the meanings assigned to them in the Tender Offer Materials.

Media

Meranda Cohn

214-875-8004

Media.Relations@vistraenergy.com

Analysts

Molly Sorg

214-812-0046

Investor@vistraenergy.com

Vistra Energy - Press Release

June 6, 2019, Page 4

About Vistra Energy

Vistra Energy (NYSE: VST) is a premier, integrated power company based in Irving, Texas, combining an innovative, customer-centric approach to retail with a focus on safe, reliable, and efficient power generation. Through its retail and generation businesses which include TXU Energy, Homefield Energy, Dynegy, and Luminant, Vistra operates in 12 states and six of the seven competitive markets in the U.S., with about 5,275 employees. Vistra’s retail brands serve approximately 2.8 million residential, commercial, and industrial customers across five top retail states, and its generation fleet totals approximately 40,500 megawatts of highly efficient generation capacity, with a diverse portfolio of natural gas, nuclear, coal, solar and battery storage facilities. The company is currently developing the largest battery energy storage system of its kind in the world – a 300-MW/1,200-MWh system in Moss Landing, California.

Cautionary Note Regarding Forward-Looking Statements

The information presented herein includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Vistra Energy Corp. (“Vistra Energy”) operates and beliefs of and assumptions made by Vistra Energy’s management, involve risks and uncertainties, which are difficult to predict and are not guarantees of future performance, that could significantly affect the financial results of Vistra Energy. All statements, other than statements of historical facts, that are presented herein, or in response to questions or otherwise, that address activities, events or developments that may occur in the future, including (without limitation) such matters as activities related to our financial or operational projections, projected synergy, value lever and net debt targets, capital allocation, capital expenditures, liquidity, projected Adjusted EBITDA to free cash flow conversion rate, dividend policy, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of power generation assets, market and industry developments and the growth of our businesses and operations (often, but not always, through the use of words or phrases, or the negative variations of those words or other comparable words of a future or forward-looking nature, including, but not limited to, “intends,” “plans,” “will likely,” “unlikely,” “believe,” “expect,” “seek,” “anticipate,” “estimate,” “continue,” “will,” “shall,” “should,” “could,” “may,” “might,” “predict,” “project,” “forecast,” “target,” “potential,” “forecast,” “goal,” “objective,” “guidance” and “outlook”), are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although Vistra Energy believes that in making any such forward-looking statement, Vistra Energy’s expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and risks that could cause results to differ materially from those projected in or implied by any such forward-looking statement, including but not limited to (i) adverse changes in general economic or market conditions (including changes in interest rates) or changes in political conditions or federal or state laws and regulations; (ii) the ability of Vistra Energy to execute upon the contemplated strategic and performance initiatives (including the risk that Vistra Energy’s and Dynegy’s respective businesses will not be integrated successfully or that the cost savings, synergies and growth from the merger will not be fully realized or may take longer than expected to realize); (iii) actions by credit ratings agencies, (iv) with respect to the proposed Crius Energy acquisition, (x) the ability of the parties to obtain all required approvals, (y) the parties ability to otherwise successfully consummate the transaction, and (z) for Vistra Energy to successfully integrate the Crius Energy business as currently projected, and (v) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Vistra Energy from time to time, including the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” in Vistra Energy’s annual report on Form 10-K for the year ended December 31, 2018 and any subsequently filed quarterly reports on Form 10-Q.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, Vistra Energy will not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict all of them; nor can Vistra Energy assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.